UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2022

PennyMac Mortgage Investment Trust

 (Exact name of registrant as specified in its charter)

Maryland	001-34416	27-0186273
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224‑7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value	PMT	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PA	New York Stock Exchange
8.00% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PB	New York Stock Exchange
6.75% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On June 28, 2022, PennyMac Mortgage Investment Trust (the “Company”), through its indirect subsidiary, PMT ISSUER TRUST - FMSR (“Issuer Trust”), issued an aggregate principal amount of $305 million in secured term notes (the “2022-FT1 Notes”) to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”).  The 2022-FT1 Notes bear interest at a rate equal to United States 30 Day Average Secured Overnight Financing Rate, or SOFR, plus 4.19% per annum, payable each month beginning in July 2022, on the 25th day of such month or, if such 25th day is not a business day, the next business day. The 2022-FT1 Notes will mature on June 25, 2027 or, if extended pursuant to the terms of the Term Note Indenture Supplement (as defined below), either June 25, 2028 or June 25, 2029 (unless earlier redeemed in accordance with their terms).  The 2022-FT1 Notes have been assigned an investment grade rating of BBB- by Kroll Bond Rating Agency, and will rank pari passu with (i) the secured term notes due April 25, 2023 issued by Issuer Trust on April 25, 2018 (the “2018-FT1 Notes”); (ii) the secured term notes due March 25, 2026 issued by Issuer Trust on March 30, 2021 (the “2021-FT2 Notes”); and (iii) the Series 2017-MSRVF1 Notes dated December 20, 2017, issued by Issuer Trust. In addition, the 2022-FT1 Notes are secured by certain participation certificates relating to Fannie Mae mortgage servicing rights (“MSRs”) and excess servicing spread relating to such MSRs (“ESS”) that are financed by Pennymac Corp. pursuant to a series of structured finance transactions, which are further described in the Company’s Current Reports on Form 8-K filed on December 27, 2017, April 30, 2018, August 10, 2020, August 13, 2020, and March 31, 2021, as well as in the Company’s other current and periodic reports.

The 2022-FT1 Notes have not been and are not expected to be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold within the United States or to U.S. persons absent an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

The 2022-FT1 Notes were issued pursuant to the terms of (i) an amendment no. 5, dated as of June 28, 2022, (the “Indenture Amendment”) to the base indenture, dated as of December 20, 2017 (the “Base Indenture”), by and among Issuer Trust, Citibank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, PennyMac Corp., as the servicer and administrator, and Credit Suisse First Boston Mortgage Capital LLC, as administrative agent; and (ii) a Series 2022-FT1 indenture supplement, dated as of June 28, 2022, to the base indenture, dated as of December 20, 2017 (the “Term Notes Indenture Supplement”).

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the other descriptions and the full text of the agreements and amendments in the following: (i) the Indenture Amendment attached hereto as Exhibit 10.1; (ii) the Term Notes Indenture Supplement attached hereto as Exhibit 10.2; (iii) the full text of Amendment No. 4, dated as of March 30, 2021, to the Base Indenture as filed in the Company’s Form 8-K on March 31, 2021 as Exhibit 10.1; (iv) the full text of Amendment No. 3, dated as of October 20, 2020, to the Base Indenture as filed in the Company’s Form 10-Q on November 6, 2020 as Exhibit 10.6; (v) the full text of Amendment No. 2, dated as of July 31, 2020, to the Base Indenture as filed in the Company’s Form 10-Q on August 7, 2020 as Exhibit 10.7; (vi) the full text of Amendment No. 1, dated as of April 25, 2018, to the Base Indenture as filed in the Company’s Form 8-K on April 30, 2018 as Exhibit 10.1; and (vii) the full text of the Base Indenture, dated as of December 20, 2017, which has been filed with the Company’s Current Report on Form 8-K as filed with the SEC on December 27, 2017 as Exhibit 10.1.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Amendment No. 5 to Base Indenture, dated as of June 28, 2022, by and among PMT ISSUER TRUST – FMSR, Citibank, N.A., PennyMac Corp., Credit Suisse First Boston Mortgage Capital LLC.
10.2

Series 2022-FT1 Indenture Supplement to Base Indenture, dated as of June 28, 2022, by and among PMT ISSUER TRUST – FMSR, Citibank, N.A., PennyMac Corp., and Credit Suisse First Boston Mortgage Capital LLC.

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 5 to Base Indenture, dated as of June 28, 2022, by and among PMT ISSUER TRUST – FMSR, Citibank, N.A., PennyMac Corp., Credit Suisse First Boston Mortgage Capital LLC.
10.2

Series 2022-FT1 Indenture Supplement to Base Indenture, dated as of June 28, 2022, by and among PMT ISSUER TRUST – FMSR, Citibank, N.A., PennyMac Corp., and Credit Suisse First Boston Mortgage Capital LLC.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Dated: July 5, 2022	/s/ Daniel S. Perotti
Daniel S. Perotti Senior Managing Director and Chief Financial Officer